COHEN & STEERS FUTURE OF ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

February 28, 2026 (Unaudited)

		Shares	Value
COMMON STOCK	98.9%
BASE METALS	3.8%
Cameco Corp. (Canada)		33,815	$4,003,696
Centrus Energy Corp., Class A(a)		6,046	1,224,859

			5,228,555

ELECTRICAL POWER EQUIPMENT	2.7%
Net Power, Inc.(a)		160,804	310,351
Siemens Energy AG (Germany)		17,440	3,430,053

			3,740,404

EXPLORATION & PRODUCTION	8.7%
ConocoPhillips		86,889	9,858,426
Devon Energy Corp.		24,050	1,046,897
Tamboran Resources Corp. (Australia)(a)		36,166	1,146,462

			12,051,785

GAS UTILITIES	1.8%
National Fuel Gas Co.		27,878	2,537,734

INFRASTRUCTURE CONSTRUCTION	4.9%
MasTec, Inc.(a)		11,872	3,538,093
Quanta Services, Inc.		5,671	3,193,227

			6,731,320

INTEGRATED ELECTRIC UTILITIES	2.9%
NextEra Energy, Inc.		42,340	3,970,222

INTEGRATED OILS	25.9%
Cenovus Energy, Inc. (Canada)		245,717	5,474,389
Exxon Mobil Corp.(b)		62,741	9,568,002
Petroleo Brasileiro SA - Petrobras, ADR (Brazil)		163,022	2,711,056
Shell PLC		156,824	6,495,657
Suncor Energy, Inc. (Canada)		132,546	7,487,020
TotalEnergies SE (France)		51,835	4,120,782

			35,856,906

MEASUREMENT INSTRUMENTS	3.8%
Itron, Inc.(a)		10,739	1,008,929
Nextpower, Inc., Class A(a)		41,177	4,327,703

			5,336,632

MIDSTREAM—OIL & GAS	18.2%
Energy Transfer LP		313,558	5,907,433
Koninklijke Vopak NV (Netherlands)		36,118	1,981,922
Targa Resources Corp.		18,809	4,435,162
TC Energy Corp. (Canada)		103,689	6,662,762
Venture Global, Inc., Class A		110,202	1,067,857
Williams Cos., Inc.		68,715	5,134,385

			25,189,521

OILFIELD SERVICES & EQUIPMENT	5.3%
SLB Ltd.		91,360	4,690,422

		Shares	Value
Tenaris SA		99,934	$2,730,057

			7,420,479

POWER GENERATION	10.4%
Fortum OYJ (Finland)		56,848	1,330,669
Iberdrola SA (Spain)		121,744	2,884,247
Orsted AS (Denmark)(a)(c)		181,382	4,302,502
RWE AG (Germany)		59,523	3,835,928
TransAlta Corp. (Canada)		73,137	1,005,329
Vistra Corp.		5,785	1,005,954

			14,364,629

REFINING & MARKETING	4.2%
Valero Energy Corp.		28,420	5,815,869

RENEWABLE ENERGY EQUIPMENT	6.3%
First Solar, Inc.(a)		26,692	5,263,662
Shoals Technologies Group, Inc., Class A(a)		185,333	1,099,025
Vestas Wind Systems AS (Denmark)		95,282	2,447,745

			8,810,432

TOTAL COMMON STOCK (Identified cost—$100,332,539)			137,054,488

WARRANTS—ELECTRICAL POWER EQUIPMENT	0.0%
Net Power, Inc., exercise price $11.50, expires 3/12/26(a)		10,772	4,859

TOTAL WARRANTS (Identified cost—$36,626)			4,859

SHORT-TERM INVESTMENTS	1.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 3.63%(d)		723,311	723,311
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.63%(d)		724,000	724,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,447,311)			1,447,311

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$101,816,476)	99.9%		138,506,658
WRITTEN OPTION CONTRACTS (Premiums received—$18,206)	(0.0)		(19,199)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1		157,984

NET ASSETS	100.0%		$138,645,443

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(e)	Premiums Received	Value
Call—MasTec, Inc.	$310.00	3/20/26	(19)	$(566,238)	$(18,206)	$(19,199)

Forward Foreign Currency Exchange Contracts
Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	27,319,156	USD	20,035,905	3/19/26	$(6,439)
Brown Brothers Harriman	CAD	1,002,990	USD	733,259	3/19/26	(2,572)
Brown Brothers Harriman	DKK	41,409,248	USD	6,570,936	3/19/26	16,566
Brown Brothers Harriman	EUR	411,400	USD	484,455	3/19/26	(2,030)
Brown Brothers Harriman	EUR	541,321	USD	639,725	3/19/26	(394)
Brown Brothers Harriman	EUR	16,328,641	USD	19,352,705	3/19/26	43,891
Brown Brothers Harriman	GBP	4,569,851	USD	6,203,665	3/19/26	44,921
Brown Brothers Harriman	USD	431,930	CAD	590,233	3/19/26	1,087
						$95,030

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
USD	United States Dollar

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Schedule of Investments.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$137,054,488	$—	$—	$137,054,488
Warrants	4,859	—	—	4,859
Short-Term Investments	—	1,447,311	—	1,447,311

Total Investments in Securities	$137,059,347	$1,447,311	$—	$138,506,658

Forward Foreign Currency Exchange Contracts	$—	$106,465	$—	$106,465

Total Derivative Assets	$—	$106,465	$—	$106,465

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Exchange Contracts	$—	$(11,435)	$—	$(11,435)
Written Option Contracts	(19,199)	—	—	(19,199)

Total Derivative Liabilities	$(19,199)	$(11,435)	$—	$(30,634)

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non–income producing security.
(b)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $408,853 in aggregate has been pledged as collateral.
(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $4,302,502 which represents 3.1% of the net assets of the Fund, of which 0.0% are illiquid.

(d)	Rate quoted represents the annualized seven–day yield.
(e)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS FUTURE OF ENERGY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of February 28, 2026 are disclosed in the Fund’s Schedule of Investments.

COHEN & STEERS FUTURE OF ENERGY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.